                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported) October 1, 2003

                     Transcontinental Realty Investors, Inc.
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             (Exact name of registrant as specified in its charter)

Nevada                            1-9240                              94-6565852
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(State or other jurisdiction    (Commission                        (IRS Employer
of Incorporation)               File Number)                 Identification No.)

              1800 Valley View Lane, Suite 300, Dallas, Texas 75234
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(Address of principal executive offices)                              (Zip Code)

Registrant's telephone number, including area code                  469-522-4200

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          (Former name or former address, if changed since last report)

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ITEM 5.           OTHER EVENTS AND REGULATION FD DISCLOSURE

         Effective June 30, 2003, that certain Advisory Agreement dated as of October 15, 1998, between Transcontinental Realty Investors, Inc. ("TCI") and Basic Capital Management, Inc. ("BCM") was terminated by mutual agreement. BCM had served as TCI's advisor since March 1989. BCM is a Nevada corporation in which Messrs. Mark W. Branigan (Executive Vice President - Residential), Louis
J. Corna (Executive Vice President - Tax) and Ronald E. Kimbrough (acting Principal Executive Officer, Executive Vice President and Chief Financial Officer) are executive officers.

         On July 1, 2003, TCI entered into an Advisory Agreement with Prime Asset Management, Inc., a Nevada corporation ("Prime") containing the same terms as the prior Advisory Agreement with BCM. Subsequent to that date, the Advisory Agreement with Prime was assigned by Prime to Prime Income Asset Management LLC ("PIAMLLC"), a Nevada limited liability the company, the sole member of which is Prime. Prime also assigned to PIAMLLC all rights to advisory fees effective from and after July 1, 2003. The Advisory Agreement was restated effective October 1, 2003 (the "Advisory Agreement") between TCI and PIAMLLC and contains the same terms as the prior Advisory Agreement with BCM. A copy of the Advisory Agreement dated October 1, 2003 between TCI and PIAMLLC is attached hereto as an exhibit. There has been no change in the officers or directors of TCI who continue in the same capacities under the Advisory Agreement.

         The Common Stock of Prime is owned 79% by Realty Advisors, Inc., a Nevada corporation ("RAI"), which in turn is owned by a trust established for the benefit of the children of Gene E. Phillips. RAI also owns all of the Common Stock of BCM. The balance of 21% of the Common Stock of Prime is owned by Syntek West, Inc., a Nevada corporation ("SWI"), all of the issued and outstanding common stock of which is owned by Gene E. Phillips.

         The managers and officers of PIAMLLC and the directors and principal officers of Prime are the same as the directors and officers of BCM and are:

       Name                         Position with Prime                  Position with PIAMLLC
       ----                         -------------------                  ---------------------
Mickey N. Phillips                  Director                             Manager

Ryan T. Phillips                    Director                             Manager

Mark W. Branigan                    Executive Vice                       Executive Vice
                                    President -                          President -
                                    Residential                          Residential

Louis J. Corna                      Executive Vice                       Executive Vice
                                    President - Tax                      President - Tax

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

Ronald E. Kimbrough                 Acting Principal                     Acting Principal
                                    Executive Officer,                   Executive Officer,
                                    Executive Vice                       Executive Vice
                                    President and Chief                  President and Chief
                                    Financial Officer                    Financial Officer

Robert A. Waldman                   Senior Vice                          Senior Vice
                                    President, Secretary                 President, Secretary
                                    and General Counsel                  and General Counsel

ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits. The following documents are filed as exhibits to this report:

  Exhibit
Designation                           Description of Exhibit
-----------                           ----------------------
   10.0                Advisory Agreement dated October 1, 2003 between
                       Transcontinental Realty Investors, Inc. and Prime Income
                       Asset Management LLC.

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

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf of the undersigned hereunto duly authorized.

Date: October 14, 2003.         TRANSCONTINENTAL REALTY INVESTORS, INC.


                                         By:  /s/ Robert A. Waldman
                                             -----------------------------------
                                              Robert A. Waldman, Senior Vice
                                              President, General Counsel and
                                              Secretary

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